Exhibit 99.1

Stock Code: 688082	Short Name: ACM Shanghai

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities

No. 2025-02

Type of investor relation activities	☐ Survey by specific investors	☐ Analyst meeting
	☐ Media interview	✓ Earnings Call
	☐ Press conference	☐ Roadshow
	☐ On-site visit	☐ Others
Date	May 15, 2025
Venue	Conference call
Representatives of the listed company	Chairman: Hui WANG General Manager: Jian WANG Chief Financial Officer: Lisa Yi Lu FENG Board Secretary: Mingzhu LUO

I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) briefly described the performance and financial conditions of the Company for the first quarter of 2025, and answered questions of concern by investors.

Summary of investor relation activities
II. Q&A
1. What is your progress in 3D stacking plating equipment?
A: Our 3D stacking electroplating systems currently include the Ultra ECP 3d, used for filling 3D through-silicon vias (TSVs), and the Ultra ECP ap for 2.5D interposers. Built on ACM’s electroplating platform,  these tools enable high-performance, void-free copper deposition for applications with high aspect ratios (greater than 10:1). To improve production capacity, the equipment features a stacked chamber design that reduces consumables usage, lowers operating costs, and minimizes the required cleanroom footprint. The systems have demonstrated strong sales performance. For the TSV process, all upstream and downstream tools —as well as consumables— have been fully localized. Our equipment meets the technical and production needs of our Chinese customers, with commercial validation achieved across most of our major customers in Mainland China, accompanied by repeat orders.

2. Can you describe new orders and performance of this year?
A: In January, we announced our 2025 operating performance forecast, projecting annual revenue in a range of RMB 6.5 billion to RMB 7.1 billion. In the first quarter of this year, we achieved strong growth, our core products have continued to perform well in the market, and our production capacity plans are proceeding smoothly. We expect strong shipments in the second and third quarters. Some capacity remains open for the fourth quarter, and as is customary, we plan to disclose order backlog at the end of September. Looking ahead, we remain committed to our long-term development strategy, driven by differentiated technological innovation and supported by our global footprint, with a continued focus on creating values for customers, shareholders, and society.

3. What are the differentiated advantages of your high-temperature sulfuric acid cleaning equipment?
A: Our sulfuric acid cleaning equipment can meet differentiated demands of customers. Given the differentiated technical advantages, we believe we are highly competitive in the market of high-temperature (>170°C) sulfuric acid cleaning equipment and medium- to low-temperature sulfuric acid cleaning equipment markets, and have completed high-volume production line validation at multiple customer sites. The medium- to low-temperature Tahoe cleaning equipment can reduce sulfuric acid consumption by up to 75% and saves hundreds of thousands of dollars annually in sulfuric acid costs alone. This not only reduces production costs for customers but also implements the national policy on energy conservation and emission reduction. In addition, our single-wafer high-temperature sulfuric acid cleaning equipment leverages proprietary, patented technology developed in-house. The proprietary nozzle design can prevent acid mist spatter during the SPM process, which can improve particle performance and reduce the frequency for chamber cleaning. This can prolong the normal operating time of the equipment. It is expected to perform well in removing particles as small as 19 nm and 15 nm.

We are confident that, leveraging our solid foundation in the Chinese market, the Company will continue to bring the sulfuric acid cleaning equipment—with clear competitive differentiation—to the global market.

4. The Company’s annual report disclosed two ALD furnace tools. Can you briefly describe the development progress and future prospects of the high-temperature furnace?
A: First, for high-temperature furnace, ACM’s independently developed Ultra Fn vertical furnace equipment is designed with our unique vertical furnace structure (for which the patent application is ongoing); it’s now capable of processing at up to 1,250°C and can effectively ensure the evenness of wafer surfaces. To our knowledge, no other manufacturer has achieved this temperature level and such process stability in vertical furnace equipment at present. The breakthrough in this process also reflects our profound technology accumulation from long-term investments and differentiated advantages of our high-temperature thermal treatment equipment. By now, this equipment has attracted attention from customers in both China and Europe. It is expected to be used for high-end high-pressure IGBT applications. The favorable market response also proves our differentiated innovation capabilities. At present, there remains strong demand for LPCVD furnace on the Chinese market. This tool is designed to enhance production efficiency and product quality for our customers.

Second, for ALD, thanks to our enhanced R&D investments in ALD in recent years, we have built a series of independently developed and patented technologies protected by global intellectual property rights, and expect to contribute more in aspects of the evenness, materials, etc. for ALD to achieve more technology breakthroughs, hence meeting diversified demands of customers with differentiated innovative processes. We expect an increase in revenue for the furnace series, including LPCVD, oxidation furnaces, and ALD in 2025, which will represent significant growth compared with small levels in 2024.

5. Could the management share color about the progress on overseas markets for the Company’s products, especially the progress of sales to major customers like Hynix and future prospects?
A: We are committed to expanding our presence in overseas markets. Given our differentiated technologies, we have released products with competitiveness to the international market. We expect to release more differentiated products to the global market to increase the share of overseas sales.

Notably, our latest panel-level horizontal electroplating equipment. As the first horizontal rotary electroplating equipment in the world, it is highly innovative and unique, and can process panels of 310 x 310 mm, 515 x 510 mm, and 600 x 600 mm, which aligns with future trends in AI chip packaging and will have a broad prospect for application in the future. In March of this year, this equipment won the “Technology Enablement Award” from the 3D InCites of the United States.

At present, our products are mostly sold in Mainland China. We are confident that we can continuously sell our independently developed and differentiated products to the global markets, including the United States, South Korea, Taiwan region, Singapore, and Europe. We will take active measures for overseas sales of our products to increase the share of overseas sales and contribute to the development of the global semiconductor industry.

6. I noticed that the Company released a PECVD system in the third quarter of 2024. Can you provide an update on the verification process of this PECVD and the conversion into an official order this year? What does the Company expect for subsequent shipments of PECVD?
A: ACM’s PECVD system features a unique “one chamber, three chucks” architecture, which is the first of its kind in the world. This design enables multiple PECVD processes to be executed on a single platform, offering differentiated advantages in both process capability and throughput across domestic and international markets. It supports most process applications typically achieved by competitor systems using “one chamber, four chucks” or “one chamber, two chucks” designs.

Our first PECVD tool is currently undergoing customer verification with positive progress. We expect 2025 to mark its market entry, with at least three additional customers scheduled for evaluation. We are confident in the platform’s differentiated technology and strong market potential, and we plan to increase R&D investments to support wider deployment of the PECVD system across both domestic and global markets.

7. I noticed a trend of M&A integration in the field of semiconductor equipment manufacturers in the last one or two years. What does the management think about in this aspect?
A: In the development of the semiconductor industry, it is normal that there are mergers and acquisitions among equipment manufacturers. We will keep an eye on corresponding opportunities and will carefully evaluate whether target companies possess key competitive advantages such as proprietary IP and core technology innovation capabilities. On the other hand, we have our own differentiated technology advantages, R&D capabilities for achieving continuous innovation, a comprehensive portfolio of platform-based equipment, and a solid ground for production capabilities; these factors provide strong support for us to seize market opportunities to drive organic growth. Given the current positive momentum, we will expand new product growth points based on technologies of the existing product mix, and we are optimistic about our continued growth and technological leadership.

Enclosure: List of Institutional Participants

IGWT Investment
JK Capital Management Limited
Baichuan Fortune (Beijing) Investment Management Co., Ltd.
Baoying Fund Management Co., Ltd.
Beijing Antu Investment Management Co., Ltd.
Beijing Shennong Capital Management Co., Ltd.
ACRON Asset Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Bosera Asset Management Co., Ltd.
Boyu Capital Investment Management Co., Ltd.
Caitong Securities Co., Ltd.
TruValue Asset Management Co., Ltd.
Northeast Securities Co., Ltd. Shanghai Securities Research and Consulting Branch
Eastmoney Securities Co., Ltd.
Founder Securities Co., Ltd.
Fuzhou Development Zone Sanxin Assets Management Co., Ltd.
Jefferies Hong Kong Limited
Gaowei Asset Management (Shanghai) Co., Ltd.
Granford (Beijing) Capital Management Co., Ltd.
Guangdong Xianjin Industrial Investment Co., Ltd.
Guangdong Zhengyuan Private Fund Management Co., Ltd.
GF Securities Co., Ltd.
Guangzhou Yourong Management Consulting Co., Ltd.
CPIC Fund Management Co., Ltd.
Guoming Investment Management Co., Ltd.
Gowin AMC Co., Ltd.
Guotai Haitong Securities Co., Ltd.
Guoxin Investment Co., Ltd.
Hainan Yangjiao Private Fund Management Partnership (Limited Partnership)
Hainan Zonglvwan Investment Co., Ltd.
Hanchuan Investment Management (Zhuhai) Co., Ltd.
HongShan Capital Equity Investment Management (Tianjin) Co., Ltd.
Hongyun Private Fund Management (Hainan) Co., Ltd.
Hunan Chuheng Assets Management Co., Ltd.
Huashan Ruilian Fund Management Co., Ltd.
Huatai Financial Holdings (HK) Limited
Huatai Securities Co., Ltd.
Value Partners Group Limited
Jiangsu Parallel Asset Management Co., Ltd.
Jiangsu Ruihua Investment Holdings Group Co., Ltd.
Goldstate Capital Fund Management Co., Ltd.
JT Asset Management Co., Ltd.

KGI Asia Limited
Lanhai Qicheng (Beijing) Investment Management Co., Ltd.
J.P. Morgan Securities PLC
Morgan Stanley
Qingdao AVIC Saiwei Technology Development Co., Ltd.
Xiamen Zhonglue Investment Management Co., Ltd.
Shanxi Securities Co., Ltd.
Shanxi Securities International Asset Management Limited
BYSZ Investment Management Co., Ltd.
Pineboom Capital
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Chen Yan Asset Management Center (L.P.)
Shanghai Duoshi Investment Co., Ltd.
Shanghai Dunyi Assets Management Co., Ltd.
Shanghai Hedao Asset Management Co., Ltd.
Shanghai Huichen Private Fund Management Company Limited
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jin En Investment Co., Ltd.
Shanghai Panjing Investment Management Center (Limited Partnership)
Shanghai Qinmu Asset Management Partnership (Limited Partnership)
Shanghai Shicheng Investment Management Co., Ltd.
Shanghai Tianni Investment Management Co., Ltd.
Shanghai Talent Investment Management Development Center (Limited Partnership)
Shanghai Xianhe Management Co., Ltd.
Shanghai Bund Capital Co., Ltd.
Bank of Shanghai Co., Ltd.
Shanghai Securities Co., Ltd.
Shanghai Zhongyu Investment Co., Ltd.
Shanghai Zhongyu Asset Management Center (Limited Partnership)
Shenzhen Chengyi Investment Co., Ltd.
Chuangfu Business Investment Management Company Limited
Shenzhen Getall Holding Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Zhongtian Fortune Fund Management Co., Ltd.
Suzhou Oriza Holdings Corporation
Taiping Fund Management Co., Ltd.
Tianfeng (Shanghai) Securities Asset Management Co., Ltd.
Tongtai Fund Management Co., Ltd.
Melco International Development Limited
New China Asset Management Co., Ltd.
CIB Fund Management Co., Ltd.
Industrial Securities Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.

Yinhua Fund Management Co., Ltd.
Harvest Capitals Management (Shanghai) Co., Ltd.
Chang’an Fund Management Co., Ltd.
Changjiang Securities (Shanghai) Asset Management Co., Ltd.
Zhejiang Free Trade Zone Fengyan Private Equity Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.
China Electronics Technology Group Corporation
AVIC Fund Management Co., Ltd.
AVIC Securities Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC Securities Co., Ltd.
BOC International (China) Co., Ltd.
China Post Securities Co., Ltd.
Central China Securities Co., Ltd.
Zhuhai Deruo Private Fund Management Co., Ltd.

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The following information is provided in connection with the furnishing of the above Record of May 2025 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.